Exhibit 16.1
                             FEDERATED EQUITY FUNDS
                         UNANIMOUS CONSENT OF TRUSTEES

      The undersigned, being all of the Trustees of Federated Equity Funds (the

"Trust"), hereby consent, in accordance with the laws of the Commonwealth of

Massachusetts, and Article V of the Declaration of Trust, and Article V, Section

7 of the Bylaws of the Trust, as amended, to the adoption of the following resolutions with the same effect as though they had been adopted at the meeting of the Trustees:


      RESOLVED,    that the Board hereby authorizes the Secretary and
                   Assistant Secretaries of the Trust to sign in their place and stead, by power of attorney, the Registration
                   Statement on Form N-14 relating to the proposed reorganization of CB Core Equity Fund, a portfolio of Advisors' Inner Circle Funds, into Institutional Shares of Federated Capital Appreciation Fund, a portfolio of the Trust.
     WITNESS the due execution hereof this 14th day of February, 2008.


    -------------------------------------------------------------
           John F. Donahue                Peter E. Madden
         /S/ John F. Donahue            /S/ Peter E. Madden
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           Thomas G. Bigley          Charles F. Mansfield, Jr.
         /S/ Thomas G. Bigley      /S/ Charles F. Mansfield, Jr.
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         John T. Conroy, Jr.            John E. Murray, Jr.
       /S/ John T. Conroy, Jr.        /S/ John E. Murray, Jr.
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       Nicholas P. Constantakis         R. James Nicholson
     /S/ Nicholas P. Constantakis     /S/ R. James Nicholson
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        John F. Cunningham               Thomas M. O'Neill
      /S/ John F. Cunningham           /S/ Thomas M. O'Neill
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      J. Christopher Donahue             Marjorie P. Smuts
    /S/ J. Christopher Donahue         /S/ Marjorie P. Smuts
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          John S. Walsh                    James F. Will
        /S/ John S. Walsh                /S/ James F. Will



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